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                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                                 On behalf of
                             BALANCED INVESTMENTS

    Supplement dated June 6, 2003 to the Prospectus dated December 27, 2002

   On June 4, 2003, the Board of Trustees of Consulting Group Capital Markets Funds (the "Trust") approved, subject to shareholder vote, a Plan of Liquidation (the "Plan") with respect to the Balanced Investments (the "Portfolio"). Proxy materials describing the Plan will be mailed to shareholders of the Portfolio in anticipation of a special meeting of shareholders to be held at a later date.

   As an immediate consequence of this decision, shares of the Portfolio are no longer being offered to new investors. The Portfolio will remain open for investment by those current shareholders who have elected to invest through a systematic investment plan or payroll deduction for a reasonable period of time in order to permit them to select an investment alternative. Shares will continue to be issued to shareholders who have elected to have their dividends automatically reinvested until the Portfolio's liquidation date. Shareholders in the Portfolio may, of course, exchange their shares of the Portfolio into other available funds, or redeem their shares of the Portfolio, as provided in the Portfolio's Prospectus.


TK 2088 12/02 S2